Unit-Based Compensation	6 Months Ended
Jun. 30, 2012
Unit-Based Compensation

Note 5—Unit-Based Compensation

During the six months ended June 30, 2012, the Company granted an aggregate 953,668 restricted units to employees, primarily as part of its annual review of employee compensation, with an aggregate fair value of approximately $35 million. The restricted units vest over three years. A summary of unit-based compensation expenses included on the condensed consolidated statements of operations is presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in thousands)
General and administrative expenses	$6,289	$5,290	$13,911	$10,694
Lease operating expenses	374	253	923	487

Total unit-based compensation expenses	$6,663	$5,543	$14,834	$11,181

Income tax benefit	$2,462	$2,408	$5,481	$4,132